SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003 (May 5, 2003)

BANCORPSOUTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

(662) 680-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed from Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Presentation materials presented at the Gulf South Bank Conference

ITEM 9. REGULATION FD DISCLOSURE

Representatives of BancorpSouth, Inc. delivered a presentation at the Gulf South Bank Conference on May 5, 2003. A copy of the presentation materials is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 9 by reference.

* * * * *

A number of statements made in this Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of BancorpSouth’s plans, goals, objectives, expectations, projections, estimates, intentions, future performance and business of BancorpSouth, including, without limitation, (i) statements relating to non-interest revenue, systems support, expansion strategy, fee income products and services, acquisition strategy, Wright & Percy Insurance acquisition and stock repurchase programs, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, “probably”, “potentially”, “projects” or similar expressions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond BancorpSouth’s control). Factors that might cause BancorpSouth’s financial performance to differ materially from the plans, goals, objectives, expectations and intentions expressed in such forward-looking statements include, but are not limited to: (i) revenues may be lower than expected, deposit attrition, operating cost or customer loss and business disruption may be greater than expected; (ii) competitive pressures among depository and other financial institutions may increase significantly; (iii) the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base; (iv) changes in BancorpSouth’s operating or expansion strategy; (v) failure to complete the Wright & Percy Insurance acquisition; (vi) cost or difficulties related to the integration of Wright & Percy Insurance into BancorpSouth may be greater than expected; (vii) the ability of BancorpSouth to repurchase its common stock on favorable terms; (viii) general economic or business conditions, either nationally or in the states or regions in which BancorpSouth does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (ix) legislative or regulatory changes may adversely affect the business in which BancorpSouth is engaged; and (x) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in BancorpSouth’s current and subsequent filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update any forward-looking statement, written or oral.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ L. Nash Allen, Jr.

L. Nash Allen, Jr. Treasurer and Chief Financial Officer

Date: May 5, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation materials presented at the Gulf South Bank Conference